                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 11, 2006

                               AKEENA SOLAR, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                     333-130906                20-5132054
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

          605 University Avenue, Los Gatos, CA                      95032
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        (Address of Principal Executive Offices)                  (Zip Code)

    Registrant's telephone number, including area code: (408) 395-7774

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         (Former name or former address, if changed since last report.)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Akeena Solar, Inc., a Delaware corporation, hereby amends the disclosure contained under Item 4.01 in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on August 14,
2006 (the "Initial Report"), as amended by its Current Report on Form 8-K/A filed with the Commission on August 28, 2006 and Current Report on Form 8-K/A
filed with the Commission on September 6, 2006 (the "Amended Report"), as
follows:

         Our dismissal of Dale Matheson Carr-Hilton LaBonte ("Dale Matheson") as
our independent registered accounting firm, and our retention of Marcum &
Kliegman, LLP as our new independent registered accounting firm, was approved by our board of directors on August 11, 2006. The effective date of our dismissal of Dale Matheson and our retention of Marcum & Kliegman, LLP was reported to be
August 11, 2006 in our Initial Report. In the Amended Report, we stated that we anticipated the dismissal to become effective as of the close of business on
September 14, 2006 or on such other date on which our quarterly report on Form
10-QSB for the quarter ended July 31, 2006 was filed with the Commission. We filed such quarterly report on September 18, 2006 and thus the dismissal of Dale
Matheson and the retention of Marcum & Kliegman, LLP became effective at the close of business on September 18, 2006.

         The report of Dale Matheson on our financial statements for the period from July 29, 2005 (inception) through our fiscal year ended December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to our ability to continue as a going concern.

         From July 29, 2005 (inception) through September 18, 2006, there were no disagreements with Dale Matheson on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Dale Matheson, would have caused Dale
Matheson to make reference to the subject matter of the disagreement in connection with its reports.

         From July 29, 2005 (inception) through September 18, 2006, we did not consult Marcum & Kliegman, LLP regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements; or
(ii) any matter that was the subject of a disagreement as defined in Item
304(a)(1)(iv) of Regulation S-B.

         We have furnished Dale Matheson with the disclosures contained in this
Item 4.01 and requested that Dale Matheson furnish us with a letter addressed to the Commission stating whether or not it agrees with the statements made in this
Item 4.01. A copy of Dale Matheson's letter dated October 16, 2006 is included as Exhibit 16.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

         The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.         Description
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16.1                Letter from Dale Matheson Carr-Hilton LaBonte
                    dated October 16, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 16, 2006                    AKEENA SOLAR, INC.

                                           By:   /s/ David N. Wallace
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                                                 David N. Wallace
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.         Description
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16.1                Letter from Dale Matheson Carr-Hilton LaBonte dated
                    October 16, 2006.